UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):
January 25, 2007

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN	January 25, 2007

Item 2.02 Results of Operations and Financial Condition

On January 25, 2007, the registrant publicly released its financial results for fourth-quarter and full-year 2006. The full text of the release is furnished as Exhibit 99.01 to this Form 8-K, and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes the following non-GAAP financial measures:

Eastman Chemical Company Operating Earnings, Earnings Before Tax, Net Earnings and Net Earnings Per Diluted Share excluding accelerated depreciation costs, asset impairments and restructuring charges, other operating income, gain on sale of investment in Genencor, early debt extinguishment costs, and net deferred tax benefit.

Eastman’s management believes that the accelerated depreciation costs, asset impairments and restructuring charges, other operating income, gain on sale of equity investment in Genencor, early debt extinguishment costs, and net deferred tax benefit do not reflect ongoing business results. However, management believes that these items are indicative of the performance of certain businesses and product lines, results of continuous efforts to reduce costs, and results of other actions to improve the profitability of the company. Management believes that investors can better evaluate and analyze historical and future business trends if they also consider the reported corporate and segment results, respectively, without the identified items. Management utilizes corporate earnings and segment operating results excluding the identified items in the measures it uses to evaluate business performance and in determining certain performance-based compensation. These measures are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as alternatives to the GAAP measures of performance. Table 3 and 6 in the accompanying fourth-quarter and full-year 2006 financial tables reconciles operating earnings, earnings before tax, net earnings, and net earnings per diluted share on a GAAP basis, as reflected in Eastman’s Consolidated Statements of Earnings, to operating earnings, earnings before tax, net earnings, and net earnings per diluted share excluding accelerated depreciation costs, asset impairments and restructuring charges, other operating income, gain on sale of equity investment in Genencor, early debt extinguishment costs, and net deferred tax benefit.

In addition, the Company has chosen to present sales revenue and operating earnings (loss) attributable to recently divested product lines. Tables 4 and 5 in the accompanying fourth-quarter and full-year 2006 financial tables provide this information on a GAAP basis.

EASTMAN CHEMICAL COMPANY - EMN	January 25, 2007

Item 9.01 Financial Statements and Exhibits:

(d) Exhibits

The following exhibit is furnished pursuant to Item 9.01:

99.01 Public release by the registrant on January 25, 2007 of fourth-quarter and full-year 2006 financial results.

EASTMAN CHEMICAL COMPANY - EMN	January 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: ----- ------------------------------------ Curtis E. Espeland Vice President and Chief Accounting Officer
Date: January 25, 2007